SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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CHINA YONGXIN PHARMACEUTICALS INC.
(Name of Registrant as Specified In Its Charter)

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CHINA YONGXIN PHARMACEUTICALS INC.

September __, 2010

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of the Stockholders of China Yongxin Pharmaceuticals Inc. (the “Company”) to be held at 10:00 a.m., September 23, 2010 at the company’s offices at 927 Canada Court, City of Industry, California.

At this meeting you are being asked to (i) elect seven directors for a one year term, (ii) approve and ratify the Company’s 2010 Equity Incentive Plan, as amended, and (iii) ratify the appointment of Kabani & Company, Inc. as our independent auditor. Your Board of Directors recommends that you vote FOR each of these proposals. You should read with care the attached Proxy Statement, which contains detailed information about each of these proposals.

Your vote is important regardless of the number of shares you own. Accordingly, we urge you to complete, sign, date and return your proxy card promptly in the enclosed postage-paid envelope. This will not limit your right to vote in person or attend the meeting.

Thank you for your continued interest in our Company. We hope that you will be able to join us on September 23, 2010.

Very truly yours,

Yongxin Liu
Chief Executive Officer

YOUR VOTE IS IMPORTANT

In order to assure representation of your shares at the meeting, please complete, sign, date and return the enclosed proxy card.

CHINA YONGXIN PHARMACEUTICALS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September __, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of China Yongxin Pharmaceuticals Inc. (“Company”, “we”, “our” or “us”) will be held at the Company’s offices at 927 Canada Court, City of Industry, California on September 23, 2010 at 10:00 a.m., to consider and act upon the following:

1.	The election of seven directors to serve until our next Annual Meeting of Stockholders, and thereafter until their successors shall have been duly elected and shall have qualified.

2.	A proposal to approve and ratify the Company’s 2010 Equity Incentive Plan, as amended.

3.	A proposal to ratify the appointment of Kabani & Company, Inc as our independent auditor of our financial statements for the year ending December 31, 2010.

4.	The transaction of such other business as may properly come before the meeting or any adjournment thereof that was not known a reasonable time before the solicitation.

All stockholders of record at the close of business on August 23, 2010 are entitled to notice of and to vote at this meeting and any adjournments thereof.

You are requested to sign and date the enclosed proxy card and return it in the enclosed envelope no later than __________, 2010.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and our quarterly report on Form 10-Q for the six months ended June 30, 2010, which are not part of the proxy soliciting materials, are enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Harry Zhang
Chief Financial Officer

September __, 2010

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Federal securities laws.  Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “plans,” “intends,” “expects,” “goals” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Actual results may differ materially from those projected in the forward-looking statements due to various uncertainties and risks, including without limitation risks associated with the effects of general economic and market conditions, lessening demand in the information technology market, successful integration of acquisitions, difficulty managing operations and difficulty in keeping pace with rapid industry, technological and market changes, as well as those described in Item 1A of Part I (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and any updates to the Risk Factors set forth in our Quarterly Reports on Form 10-Q filed since our Annual Report.  We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

CHINA YONGXIN PHARMACEUTICALS INC.
PROXY STATEMENT

This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, our quarterly report on Form 10-Q for the six months ended June 30, 2010, and the accompanying proxy card are first being distributed to shareholders on or about September __, 2010.

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of China Yongxin Pharmaceuticals Inc., a Delaware corporation (“CYXN”, the “Company”, “we”, “our” or “us”), for our Annual Meeting of Stockholders to be held on September 23, 2010, and any adjournments thereof.  You are receiving this Proxy Statement because you own shares of the Company’s Common Stock that entitle you to vote at the Annual Meeting of the Stockholders.  By use of proxy, you can vote, whether or not you attend the meeting.  This Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting of the Stockholders, the voting process, the Company’s Board of Directors and committees, the compensation of directors and certain executive officers and other required information.

Purpose

The purpose of the Annual Meeting is to elect directors and to conduct the business described in the Notice of the Annual Meeting of Stockholders.

Record Date and Voting Rights

The holders of our common stock, par value $0.001 per share (the “Common Stock”), and our Series A Preferred Stock, par value $0.001 per share, are entitled to vote at the Annual Meeting.  Each share of Common Stock entitles the holder of record thereof at the close of business on August 23, 2010 to one vote on each of the matters to be voted upon at the Annual Meeting.  Each share of Series A Preferred Stock, when voting with the common stockholders as a single class, entitles the holder of record thereof at the close of business on August 23, 2010 to 25 votes on each of the matters to be voted upon at the Annual Meeting.  In addition, the holders of Series A Preferred Stock must also approve such matters, voting as a separate class.  As of August 5, 2010, we had outstanding 5,383,952 shares of Common Stock, and 1,666,667 shares of Series A Preferred Stock. Our chief executive officer and vice president are in control of a majority of the voting capital stock based on their holdings of both Common Stock and Series A Preferred Stock.

Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which will be tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

Quorum; Broker Non-Votes and Abstentions

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. A majority of the shares of Common Stock outstanding on the record date, assuming the conversion of all outstanding shares of Series A Preferred Stock, will constitute a quorum for purposes of the Annual Meeting. In addition, a majority of the shares of Series A Preferred Stock outstanding on the record date will constitute a quorum for purposes of voting as a separate class at the Annual Meeting. Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum.

Abstentions are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Brokers only possess discretionary power over matters that are considered routine, such as the election of directors described in Proposal 1 or the approval of auditors described in Proposal 3. Stockholders are advised to forward their voting instructions promptly so as to afford brokers sufficient time to process such instructions.

Vote Required for Approval of the Proposals and Election of Directors

If a quorum is met, in order for the proposals to be approved by the shareholders, the holders of a majority of all of the outstanding shares entitled to vote on the matters presented (holders of Series A Preferred Stock voting alongside holders of common stock as well as holders of Series A Preferred Stock voting as a separate class) must vote in favor of each of the proposals. Directors shall be elected by a plurality of votes.

Solicitation

Solicitation of proxies may be made by our directors, officers and regular employees by mail, telephone, facsimile transmission or other electronic media and in person for which they will receive no additional compensation.  The expenses of preparing, printing and assembling the materials used in the solicitation of proxies on behalf of the Board of Directors will be borne by us. Upon request, we will reimburse the reasonable fees and expenses of banks, brokers, custodians, nominees and fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock.

Voting of Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted as specified in the proxy. If you do not specify in the proxy how your shares are to be voted, the shares will be voted as recommended by the Board of Directors: FOR Proposals 2 and 3 and FOR election of the seven nominees for the board of directors.

Revocation

You have the right to revoke your proxy at any time before it is voted by attending the meeting and voting in person or filing with our Secretary either a written instrument revoking the proxy or another executed proxy bearing a later date.  Stockholders entitled to vote will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

Recommendations of the Board of Directors

This proxy solicitation is being made by the Company.  The Board of Directors recommends a vote:

•	FOR the seven nominees listed under “Election of Directors”, to serve until their successors are elected and qualified (Proposal 1);

•	FOR the approval and ratification of the 2010 Equity Incentive Plan (Proposal 2);

•
FOR the ratification of the appointment by the Board of Directors of Kabani & Company, Inc. (“Kabani”) as our independent auditors of our financial statements for the fiscal year ending December 31, 2010 (Proposal 3).

Should any nominee named in Proposal 1 be unable to serve or for good cause will not serve as director, the persons named in the enclosed form of proxy will vote for such other person as the Board of Directors may recommend.

Other Business

As of the date of this Proxy Statement, we have no knowledge of any business other than that described in the Notice of Annual Meeting that will be presented for consideration at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all such proxies as they shall decide.

BOARD INDEPENDENCE AND COMMITTEES

Board Independence

Our stock is quoted on the OTC Bulletin Board which does not require a majority of directors who are independent.  Our Board of Directors has four members who are “independent”under the listing standards of the NASDAQ Stock Market..  The Board of Directors considers all relevant facts and circumstances in its determination of the independence of all members of the Board of Directors (including any relationships set forth in this Proxy Statement under the heading “Certain Related Person Transactions”). Our Board of Directors has affirmatively determined that none of the following Directors has a material relationship with us that would interfere with the exercise of his independent judgment (either directly or as a partner, shareholder or officer of an organization that has a relationship with us): Mr. Hal Lieberman, Dr. Laura Philips, Mr. Jingang Wang and Mr. Bing Li are therefore deemed independent.

Stockholder Communications with the Board of Directors

Stockholders and other interested parties may contact the Board of Directors or the non-management directors as a group at the following address:

Board of Directors or Outside Directors
China Yongxin Pharmaceuticals Inc.
927 Canada Court,
City of Industry, California 91748

All communications received at the above address will be relayed to the Board of Directors or the non-management directors, respectively. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

Board Meetings

During the fiscal year ended December 31, 2009, our Board of Directors acted by written consent in lieu of meetings on five occasions, however, did not conduct any meetings during this period.  All board actions were taken by unanimous written consent of the directors, and no incumbent director acted in fewer than 75% of the written consents in lieu of a meeting, or attended fewer than 75% of the meetings of board committees on which these directors served, during that year.

Director Attendance at Annual Meeting of Stockholders

We do not have any policy requiring directors to be present at our Annual Meeting of Stockholders, however historically more than a majority of the incumbent directors have attended the annual meeting of stockholders, and we anticipate a majority of our directors will be present, either in person or telephonically, at the Annual Meeting to be held on September 23, 2010.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The board of directors adopted and approved a charter for the Audit Committee on March 3, 2010.  Currently, three directors comprise the Audit Committee: Hal Lieberman, Jingang Wang and Laura Philips.  Mr. Lieberman serves as Chairman of the Audit Committee. The members of the Audit Committee are currently “independent directors” as that term is defined under the listing standards of the NASDAQ Stock Market.  Mr. Lieberman also qualifies as an “audit committee financial expert” as defined by the rules of the SEC.  Mr. Hal Lieberman has the requisite attributes of an “audit committee financial expert” as defined by regulations promulgated by the SEC and that such attributes were acquired through relevant education and experience.

Our Audit Committee is responsible, in accordance with the Audit Committee charter, recommending our independent auditors, and overseeing our audit activities and certain financial matters to protect against improper and unsound practices and to furnish adequate protection to all assets and records.

Our Audit Committee pre-approves all audit and non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date.

Compensation Committee

The board of directors adopted and approved a charter for the Compensation Committee on March 3, 2010.  The Compensation Committee currently consists of Jingang Wang, Bing Li and Laura Philips. Mr. Wang serves as Chairman of the Compensation Committee. The members of the Compensation Committee are currently “independent directors” under the listing standards of the NASDAQ Stock Market.

In accordance with the Compensation Committee’s charter, the Compensation Committee is responsible for overseeing and, and as appropriate, making recommendations to the board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other polices, providing assistance and recommendations with respect to the compensation policies and practices of the Company.

Nominating Committee

The board of directors adopted and approved a charter for the Nominating Committee on March 3, 2010.  The Nominating Committee currently consists of Bing Li, Jingang Wang and Hal Lieberman.  Mr. Li serves as the Chairman of the Nominating Committee.  The members of the Nominating Committee are currently “independent directors” under the listing standards of the NASDAQ Stock Market.

In accordance with the Nominating Committee’s charter, the Nominating Committee is responsible for proposing to the board a slate of nominees for election by the stockholders at the Annual Meeting of Stockholders, to periodically review and develop criteria for selection of new directors and nominees for vacancies on the board, to review the desired experience and qualities to assure appropriate board composition, and to recommend to the board qualified director candidates.

PROPOSAL 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
EACH OF THE NOMINEES LISTED BELOW.

Our bylaws provide that the Board of Directors will consist of not less than two nor more than nine members.

The holders of Common Stock and Series A Preferred Stock will elect seven directors at the Annual Meeting, each of whom will be elected to serve until the next annual meeting of stockholders and thereafter until their successors shall have been duly elected and shall have qualified. Unless a stockholder either indicates “withhold authority” on his proxy card or indicates on his proxy card that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election of the persons named in the table below.

Information with Respect to Nominees.  The table below sets forth the name and age as of the Record Date of each nominee, and the period during which he or she has served on our Board of Directors. Each of the nominees for director has agreed to serve if elected and has consented to being named in this Proxy Statement.

Name	Age	Director Since

Yongxin Liu(1)	41	November 2007
Ning Liu(2)	47	November 2009
Harry Zhang (3)	46	June 2009
Hal Lieberman	60	March 2010
Laura Philips, Ph. D.	52	March 2010
JinJang Wang	41	March 2010
Bing Li	43	March 2010

(1)	Mr. Liu also serves as our Chief Executive Officer.

(2)	Mr.Liu also serves as our President and Chief Operating Officer.

(3)	Mr. Zhang also serves as our Chief Financial Officer.

Each of the persons nominated for election to our Board of Directors has previously served as a director on our board.  The principal occupations and employment of each such person during the past five years is set forth below. In each instance in which dates are not provided in connection with a nominee’s business experience, such nominee has held the position indicated for at least the past five years.

 Yongxin Liu is our Chief Executive Officer and Chairman of the board, and has been the Chairman of Changchun Yongxin Dirui Medical Co., Ltd. (“Yongxin”) since 2003 and Jilin Province Yongxin Chain Drugstore Co., Ltd. (“Yongxin Drugstore”) since 2001.  From August 1998 to 2003, Mr. Liu served as the General Manager of Yongxin Drugstore.  From 1984 to June 2006, Mr. Liu was employed by Changchun Medical Materials Marketing Co., Ltd. (“Changchun Medical”), serving as the Assistant Manager of Business and Vice-manager.  From July 1991 to July 1994, Mr. Liu studied at Northeast Normal University, majoring in Management.  In August 2004, he received an MBA from Beijing University. As the founder of Yongxin and the Company’s current CEO, Mr. Yongxin Liu brings extensive experience in the development, growth and management of pharmaceutical businesses to the board of directors.

Ning Liu is our President, Chief Operating Officer, and a director on our board of directors. Mr. Liu also has been the president of Succeed Group Inc., a media company, since 2003.  Prior to his service at Succeed Group, Inc., Mr. Liu was the president of Super Nu-Life Products Inc., a nutraceuticals manufacturer from 1994 to 2003.  From 1992 to 1994, Mr. Liu was the president of Goldenrise Development Inc.  Additionally, from 1986 to 2002, Mr. Liu served as president of Accords System Inc.  Mr. Liu is active in founding, organizing and managing a number of foreign investment projects to China, and he counsels China companies in doing business in the United States, and in mergers with public companies in the United States.  Mr. Liu graduated from Beijing University with a Masters of Arts degree in 1985.  Mr. Ning Liu’s breadth of experience in foreign investment projects in China and his many years of business experience in the United States are invaluable to the board of directors.

Harry Zhang is our Chief Financial Officer and member of our Board of Directors.Mr. Zhang served as the chief financial officer and vice president of Surplus Elegant Investment Ltd from August 2008 to November 2009.  From March 2004 to August 2006, Mr. Zhang served as the Chief Financial Officer of AXM Pharma, Inc.  Mr. Zhang worked as an auditor at Deloitte Touche Tohmatsu from May 1995 to March 2004.  Mr. Zhang worked at the Beijing Municipal Audit Bureau from 1988 to 1995.  Mr. Zhang earned his Bachelor’s degree from Nanjing Agricultural University in 1988 and received his Master of Business Administration degree from University of Northern Virginia in June 2007.  Mr. Zhang is also a certified public accountant in China. Mr. Zhang’s education and background in accounting and finance coupled with his many years of experience working at a Big Four accounting firm will help the Company’s U.S. compliance and the listing process.

Hal Lieberman is a director on our board, and also serves as the president and chief executive officer of HemoTherapeutics, Inc., and has held such position from 2006 to the present.  From 1998 to 2006, Mr. Lieberman acted as a consultant, provided interim management and served on the boards of a variety of health care and medical device companies. From 1988 to 1998, Mr. Lieberman served as the president and chief executive officer of HemaCare Corporation.  Mr. Lieberman acted as the vice president for MEDIQ Imaging Services from 1981 to 1988. Mr. Lieberman earned his Master’s degree in Health Care Administration from The George Washington University. Mr. Lieberman is a member of American College of Health Care Administrators and Southern California Biomedical Council and has been a longstanding member since 1976 and 1998, respectively.  Mr. Lieberman was also a member of The Entrepreneurship Institute from 1992 to 1998 and served as an advisor to U.S. Defense Advanced Research Projects Agency (DARPA) from 1992 to 1998.  Mr. Lieberman’s vast business health care experience in the United States can help the Company develop and mature in many ways, including helping the Company understand and adapt to the U.S. regulatory environment and stock market.  Mr. Lieberman’s experience includes directorships in several other companies.

Laura Philips is a director on our board, and also serves on the Boards of Directors of Delcath Systems, Inc, Wellgen Inc., and the Boyce Thompson Institute.  From 2003 to 2006, she was Chief Operating Officer and Acting Chief Financial Officer of NexGenix Pharmaceuticals.  From 2002 to 2003, she was Vice President, Program Management for the AMDeC Foundation. Dr. Philips worked at Corning Incorporated from 1997 to 2002, where she held several positions including Program Director of the Fuel Cells Division.  From 1994 to 1996 Dr. Philips held various government positions in Washington, D.C., most recently in a Presidential appointment as Senior Policy Advisor to Secretary of Commerce Ronald Brown. Dr. Philips was on the faculty of Cornell University in the Department of Chemistry from 1987 to 1994 and was an NIH Post-Doctoral Fellow at the University of Chicago.  She received a B.A. in Chemistry from Williams College, a Ph.D. in Physical Chemistry from the University of California Berkeley and an MBA with Distinction from Cornell University’s Johnson School of Management. Ms. Philips is very experienced in the management, operation and development of U.S. companies and has held various government positions.  Her diverse background and knowledge of finance, management and government relations accumulated from decades of business experience is an invaluable asset to the board of directors.

Jingang Wang is a director on our board, and also serves as the executive director for CoSci Med-Tech Co., Ltd., and has held such position since May 2003 to the present.  From June 2002 to May 2003, Mr. Wang worked as the executive director in Beijing Lingtainbicheng Medicine Technology Co., Ltd.  Mr. Wang served as the deputy general manager and assistant general manager of Mudanjiang Lingtai Pharmaceuticals Co., Ltd from October 1998 to June 2002.  Mr. Wang acted as the deputy chief in Mudanjiang’s Food and Drugs Administration from August 1990 to October 1998.  Mr. Wang was an assistant engineer in Mudanjiang No. 3 Pharmaceutical Factory from September 1998 to August 1990.  Mr. Wang received his Bachelor’s degree in Medical Research and Development from Heilongjian Chinese Medical University in 1998. Mr. Wang’s comprehensive knowledge and his many years of working experience in the pharmaceutical industry in China are invaluable to the board of directors.

Bing Li is a director on our board, and also serves as the general manager of Jilin Province Fire Fighting Engineering Co., Ltd., the general manager of Jilin Province Yinjian Small & Medium Enterprises Credit Guaranty Co., Ltd., the vice-chairman of the board of directors of Changchun JLU Technology Park Construction and Development Co., Ltd, the deputy managing director of Jilin Province Intelligentization Committee, and the general manager of Beijing Kunshanjinhai Film & TV Cultural Investment Co., Ltd, and has held such positions from 1999 to the present.  From March 1990 to June 1990, Mr. Li served as the manager of Export Department of Jilin Provincial Forestry Import & Export Company.  From August 1988 to March 1990, Mr. Li worked on various foreign affairs for Jilin Provincial Forestry Department.  Mr. Li received his Bachelor’s degree in English from Changchun University in 1988. Mr. Li’s diverse background and relationships with the local government and other key players in the Jilin province are invaluable to the board of directors.

Yongxin Liu and Yongkui Liu are brothers.  Additionally, Yongkui Liu, one of our Vice Presidents, is the spouse of Yongmei Wang, who is also one of our Vice Presidents.

NAMED EXECUTIVE OFFICERS AND KEY EMPLOYEES

The named executive officers and key employees for the fiscal year ending December 31, 2009 were Yongxin Liu, Chief Executive Officer; Ning Liu, President and Chief Operating Officer; Yongkui Liu, Chief Financial Officer, and Harry Zhang, Chief Financial Officer upon Mr. Yongkui Lui’s resignation.

Mr. Yongkui Liu resigned as our Chief Financial Officer effective December 4, 2009 and he resigned as a director effective March 3, 2010. Mr. Harry Zhang was appointed as our Chief Financial Officer effective December 4, 2009. These individuals are referred to collectively as the “Named Executive Officers.”

Executive Officers

The following is a list of our officers and key employees:

Name	Age	Title

Yongxin Liu	41	Chief Executive Officer and Chairman of the Board
Ning Liu	47	President, Chief Operating Officer and Director
Harry Zhang	46	Chief Financial Officer and Director

The principal occupations and employment of each such person during the past five years is set forth above. In each instance in which dates are not provided in connection with a nominee’s business experience, such nominee has held the position indicated for at least the past five years.

There is no past, pending or, to our knowledge, threatened litigation or administrative action to which any director, officer or affiliate of the Company, holders of over 5% of any class of voting securities of the Company, or any associate of any of the foregoing persons are a party, which is adverse to us or, or in which such persons have a material interest that is adverse to our Company.

PROPOSAL 2

APPROVAL AND RATIFICATION OF 2010 EQUITY INCENTIVE PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2

At the Annual Meeting, shareholders will be asked to approve the 2010 Equity Incentive Plan, as amended (“Plan”), which was adopted, subject to shareholder approval, by the Board on July 26, 2010.

The following is a summary of the principal features of the Plan. This summary does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan. A copy of the Plan has been filed with the SEC with this Proxy Statement and can be reviewed on the SEC’s website at www.sec.gov. Any shareholder who desires to obtain a copy of the Plan may do so by written request to the Company’s Chief Financial Officer at 927 Canada Court, City of Industry, California 91748.

Description of the Plan

The following is a summary of the principal features of the Plan. This summary does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan. A copy of the Plan has been filed with this Proxy Statement and can be reviewed on the SEC’s website at www.sec.gov. Any shareholder who desires to obtain a copy of the Plan may do so by written request to the Company’s Chief Executive Officer at 927 Canada Court, City of Industry, California 91748.

Under the Plan, the Company is authorized to issue up to 250,000 shares of common stock as awards over the term of the Plan, subject to adjustment to reflect stock splits, reorganizations and other changes in corporate structure affecting the common stock. . Under the Plan, the Company is authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, restricted stock and other stock or cash awards to eligible directors, officers and employees of, and consultants and advisors to, the Company or subsidiary of the Company. The Plan is initially administered by the Company’s board of directors (the “Board”). The Board determines which employees, directors, officers, consultants and advisors will participate in the Plan, as well as the terms of award grants.

Stock options granted under the Plan may not be exercisable more than 10 years after the date such option is granted. Awards under the Plan may be conditioned on continued employment or the passage of time. Vesting requirements are determined by the Board, provided, however, that stock options shall vest and become exercisable as to one-twelfth (1/12th) of the total number of shares subject to the option every three months following the date of grant.

The Plan provides that in the event of the Company’s change in control, each outstanding award will be assumed or an equivalent option or right will be substituted by the successor corporation or a parent of subsidiary of the successor corporation”).  Irrespective of whether each award is assumed or replaced in a change of control, each award which is at the time outstanding under the Plan will automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights, for all of the shares at the time represented by such award, provided that the award holder’s continuous employment or service with the Company has not terminated prior to such date.

The Plan provides that in the event a participant in the Plan terminates service with the Company for any reason other than death, disability, normal or early retirement or good reason, any options which have become exercisable prior to the time of termination will remain exercisable for the lesser of 90 days from the date of termination or the balance of the option’s term, whichever period is shorter.  If termination was caused by death, any options which have become exercisable prior to the time of termination will remain exercisable for 12 months from the date of termination or until the expiration of the term of the option, whichever period is shorter. If termination was caused by disability, any options which have become exercisable prior to the time of termination will remain exercisable for 90 days from the date of termination, provided, however, that, if the optionee dies within such ninety (90) day period, any unexercised option will remain exercisable for 12 months from the date of termination, or for the term of the option, whichever period is shorter. In no event may a participant exercise the option after the expiration date of the option.

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the Plan based on the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the Plan.

A recipient of a stock option will not have taxable income upon the grant of the stock option. For nonstatutory stock options, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

For awards of stock grants, the participant will not have taxable income upon the receipt of the award (unless the participant elects to be taxed at the time the stock is granted rather than when it becomes vested). The stock grants will generally be subject to tax upon vesting as ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).

A participant is not deemed to receive any taxable income at the time an award of restricted stock units is granted. When vested restricted stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such restricted stock units (if any).

If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is allowed a tax deduction equal to the amount of ordinary income recognized by the participant. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to certain of the Company’s other executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year) and if the material terms of such compensation are disclosed to and approved by the Company’s shareholders.

FINANCIAL AND OTHER INFORMATION

The financial statements of the Company, including the consolidated financial statements for the years ended December 31, 2009 and 2008, including management’s discussion and analysis of financial condition and result of operations, and quantitative and qualitative disclosures about market risk for the said periods, may be found in our Annual Report on form 10-K for the year ended December 31, 2009, which information is incorporated by reference.  Our financial statements for the six month period ending June 30, 2010, including management’s discussion and analysis of financial condition and result of operations, and quantitative and qualitative disclosures about market risk for the said period, may be found in our Quarterly Report on Form 10-Q filed on August 16, 2010, which information is incorporated by reference.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3

The Board of Directors, subject to stockholder approval, appointed Kabani & Company, Inc. (“Kabani”) as our independent auditors for our financial statements for the fiscal year ending December 31, 2010. The affirmative vote of a majority of votes properly cast on this proposal at the Annual Meeting is required to ratify such selection.

Stockholder ratification of the appointment is not required by our Certificate of Incorporation or bylaws or otherwise.  If our stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm.  Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm if the Board of Directors determines that such a change would be in our best interests and the best interests of our stockholders.

Kabani has audited our consolidated financial statements since 2007.  A representative of that firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Kabani for the audits of our annual financial statements for the years ended December 31, 2009 and 2008.

	2009	2008
Audit Fees(1)	$160,000	$115,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Audit Fees relate to the audit of our financial statements and reviews of financial statements included in our quarterly reports on Form 10-Q.

Our audit committee pre-approves all audit and non-audit services provided by our independent auditor, as described in the audit committee’s charter.  The audit committee considers whether the provision of other non-audit services is compatible with the auditor’s independence.   All of the above fees were billed to us by our independent auditor for the services categorized above, and all such services were pre-approved by our audit committee.  Audit fees included fees associated with the audit of our year-end financial statements (including internal control evaluation and reporting) and the review of documents filed with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q and annual report on Form 10-K.  We incurred no audit-related fees, tax fees, or other fees.

AUDIT COMMITTEE REPORT

The audit committee’s primary responsibilities are to monitor the integrity of our financial statements and reporting process and systems of internal controls regarding finance and accounting and to monitor our compliance with legal and regulatory requirements, including disclosures and procedures. The committee also has the responsibility to evaluate our independent auditor’s qualifications, independence and performance as well as to evaluate the performance of the internal audit function.

Management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls.  The independent auditors are responsible for auditing the annual financial statements prepared by management and expressing an opinion as to whether those financial statements conform with accounting principles generally accepted in the United States of America.  The audit committee reviewed and discussed the audited financial statements with management and our independent auditors.  The audit committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended.  In addition, the audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant’s independence.

Based upon the review and discussions described in this report, a majority of the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 that has been filed with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Hal Lieberman Jingang Wang Laura Philips

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 1, 2010 for each of our directors and officers; all directors and officers as a group; and each person known by us to beneficially own five percent or more of our common stock.

Beneficial ownership is determined in accordance with SEC rules.  Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name.   Unless otherwise indicated, the address of each stockholder listed in the table is c/o China Yongxin Pharmaceuticals Inc., 927 Canada Court, City of Industry, CA 91748.

Name and Address of Beneficial Owner	Title	Number of Shares Beneficially Owned		Percent of Class*

Directors and Executive Officers

Yongxin Liu	Chief Executive Officer and Chairman of the Board	1,550,001	(1)	22.6%

Ning Liu (2)	President, Chief Operating Officer and Director	—		—

Harry Zhang	Chief Financial Officer	—		—

Hal Lieberman	Director	—		—

Laura Philips	Director	8,334	(3)	**

Jingang Wang	Director	—		—

Bing Li	Director	—		—

Officers and Directors as a Group (total of 7 persons)		1,558,334		22.7%

5% Holders
Accord Success Ltd., BVI		450,000	(4)	8.5%

Boom Day Investments, Ltd., BVI		1,450,002	(5)	21.5%

Yongkui Liu		1,550,002	(6)	22.6%

Yongmei Wang		1,550,002	(6)	22.6%

Misala Holdings Inc., BVI		1,550,001	(1)	22.6%

* Applicable percentage ownership is based on 5,295,047 shares of common stock issued and outstanding as of June 1, 2010.

** Less than 1%.

(1)  These shares are held directly by Misala Holdings Inc., a British Virgin Islands corporation (“Misala Holdings”).  Yongxin Liu is a director of Misala Holdings, and in such capacity, Yongxin Liu may be deemed to have voting and investment control over the shares held directly by Misala Holdings.  Yongxin Liu is also a beneficiary of Misala Holdings.  Pursuant to a certain Call Option Agreement dated May 17, 2010 (“Call Option Agreement”), Yongxin Liu has the right to acquire 100% of the issued and outstanding capital stock of Misala Holdings from a shareholder who owns the shares of capital stock of Misala Holdings, subject to a vesting period of three years.  1,000,000 of the 1,550,001 shares of common stock shown above resulted from the conversion of 2,000,000 shares of Series A Convertible Preferred Stock, upon the Company meeting certain required net income amounts for conversion for the fiscal years ending 2007 and 2008. 500,000 of the 1,550,0001 shares of common stock shown above may be acquired by Misala Holdings by converting its remaining 1,000,000 shares of Series A Convertible Preferred Stock into common stock pursuant to the Certificate of Incorporation.  Please see “Description of Securities” for discussion regarding voting rights.  The mailing address for this entity is 225 South Lake Avenue 9th Floor, Pasadena, CA 91101.

(2) Mr. Ning Liu’s address is 22128 Steeplechase Lane, Diamond Bar, CA 91765.

(3) Ms. Laura Philip’s address is 330 E. 38th Street, Apt 48J, New York, NY 10016.

(4)  Mr. Tao Wang has voting and investment control over the shares owned by this entity.  The mailing address for this entity is 1142 S. Diamond Bar Boulevard, Suite 815, Diamond Bar, CA 91765.

(5)  These shares are held directly by Boom Day Investments Ltd., a British Virgin Islands corporation (“Boom Day Investments”).  Yongkui Liu is a director of Boom Day Investments, and in such capacity, Yongkui Liu may be deemed to have voting and investment control over the shares held directly by Boom Day Investments.  Yongkui Liu is also a beneficiary of Boom Day Investments.  Pursuant to a certain Call Option Agreement dated May 17, 2010 (“Call Option Agreement”), Yongkui Liu has the right to acquire 100% of the issued and outstanding capital stock of Boom Day Investments from a shareholder who owns the shares of capital stock of Boom Day Investments, subject to a vesting period of three years. Includes 450,000 shares of common stock held by Boom Day Investments, and approximately 666,667 (post 1-for 12 reverse split) shares of common stock converted from 1,333,333 shares of Series A Convertible Preferred Stock, which were each convertible into 6 shares of common stock, upon the Company meeting certain required net income amounts for conversion for the fiscal years ending 2007 and 2008, held by Boom Day Investments. 333,334 of the 1,550,002 shares of common stock shown above may be acquired by Boom Day Investments by converting its remaining 666,667 shares of Series A Convertible Preferred Stock into common stock pursuant to the Certificate of Incorporation.  Please see section entitled “Description of Securities” for discussion regarding voting rights. The mailing address for this entity is 225 South Lake Avenue 9th Floor, Pasadena, CA 91101.

(6)  Includes 1,450,002 shares held directly by Boom Day Investments, over which Mr. Yongkui Liu, a director and beneficiary of Boom Day Investments, may be deemed to have voting and investment control. Also includes 100,000 shares of common stock held by Perfect Sum Investment Ltd., a British Virgin Islands corporation (“Perfect Sum”).  Ms. Yongmei Wang is the director of Perfect Sum, and in such capacity, Yongmei Wang may be deemed to have voting and investment control over the shares held directly by Perfect Sum.  Ms. Wang is the spouse of Mr. Yongkui Liu.  The mailing address for Boom Day Investments and Perfect Sum is 225 South Lake Avenue 9th Floor, Pasadena, CA 91101.

COMPENSATION DISCUSSION AND ANALYSIS

We operate in a highly competitive industry. The key objectives of our executive compensation policies are to:

●	attract, motivate and retain executives who drive our success and industry leadership; and

●	provide each executive with a base salary and bonus on the market value of that role, and the individual’s demonstrated ability to perform that role.

The compensation to executive officers only contained base salary and bonuses for 2008 and only base salary for 2009. We recently formed a compensation committee. It is considering establishing criteria for calculating and paying performance based bonuses to our executive officers. Currently, it does not intend to establish any long-term incentive compensation in the form of stock options for any of our executive officers or employees, and there were no outstanding options held by any of our executive officers or employees as of July 30, 2010.

What Our Compensation Policies Are Designed to Reward

Our compensation policies are designed to reward each executive officer’s contribution to the advancement of our overall performance and execution of our goals, ideas and objectives.  It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting our core values and ambitions.  This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with our interests.

Determining Executive Compensation

Our compensation committee will review and approve the compensation program for executive officers annually after the close of each year. Reviewing the compensation program at such time will allow the compensation committee to consider the overall performance of the past year and the financial and operating plans for the upcoming year in determining the compensation program for the upcoming year.

Our compensation policies only contained base annual salary and bonus in 2008 and only base annual salary in 2009.

A named executive officer’s base salary is determined by an assessment of his sustained performance against individual job responsibilities, including, where appropriate, the impact of his performance on our business results, current salary in relation to the salary range designated for the job, experience and mastery, and potential for advancement.  The compensation committee will annually review market compensation levels with comparable jobs in the industry to determine whether the total compensation for our officers remains in the targeted median pay range.

None of our executive officers had annual compensation in excess of $100,000 for 2008 and 2009

Role of Executive Officers in Determining Executive Compensation

The compensation committee will determine the compensation for the chief executive officer, which will be based on various factors, such as level of responsibility and contributions to our performance. The chief executive officer will recommend the compensation for our executive officers (other than the compensation of the chief executive officer) to the compensation committee. The compensation committee will review the recommendations made by the chief executive officer and determine the compensation of the chief executive officer and the other executive officers.

Employment Agreements

We do not currently have an employment agreement with any of our executive officers.

Summary Compensation Table

         The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2009 and 2008 of the principal executive officer, principal financial officer, in addition to our two most highly compensated officers whose annual compensation exceeded $100,000, if any, and up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer of the registrant at the end of the last fiscal year.

Name and Position	Year	Salary	Bonus	Total
Yongxin Liu,	2009	$87,976	$0	$87,976
Chief Executive Officer and Chairman of the Board (1)	2008	$82,392	$5,633	$88,025
Yongkui Liu,	2009	$70,381	$0	$70,381
Former Chief Financial Officer and Director (2)	2008	$64,787	$5,633	$70,420
Harry Zhang	2009	$—	$—	$—
Chief Financial Officer and Director (3)	2008	$—	$—	$—

(1)
Mr. Yongxin Liu was appointed as our Chief Executive Officer and Chairman of the Board in connection with the Reverse Acquisition Transaction which closed on November 16, 2007.  Mr. Yongxin Liu’s compensation as reported is based on interbank exchange rate of RMB 6.84 to US$1.00 on December 31, 2009.

(2)
Mr. Yongkui Liu resigned as our Chief Financial Officer effective December 4. 2009 and he resigned as a director effective March 3, 2010.  Mr. Yongkui Liu’s compensation as reported is based on interbank exchange rate of RMB 6.84 to US$1.00 on December 31, 2009.

(3)	Mr. Harry Zhang was appointed as our Chief Financial Officer effective December 4, 2009.

Outstanding Equity Awards at 2009 Fiscal Year End

We had no outstanding equity awards as of December 31, 2009.

Option Exercises and Stock Vested in Fiscal 2009

We had no option exercises or stock vested during the year ended December 31, 2009.

Pension Benefits

We had no pension benefit plans in effect as of December 31, 2009.

Nonqualified defined contribution and other nonqualified deferred compensation plans

We had no nonqualified defined contribution or other nonqualified deferred compensation plans in effect as of December 31, 2009.

Employment Agreements

We had no employment agreements with any of our executive officers as of December 31, 2009.

Director Compensation

For the year ended December 31, 2009, none of the members of our Board of Directors received compensation for his or her service as a director.  Effective March 3, 2010, Hal Lieberman, Laura Philips, Jingang Wang and Bing Li have each executed and delivered a director offer letter evidencing their agreements with the Company regarding their director compensation.  Under the agreements, Ms. Philips, Mr. Wang and Mr. Li shall be entitled to annual compensation of $20,000 and are eligible to receive either restricted stock or a stock option award for the purchase of up to 16,667 shares (or 200,000 shares prior to the May 2010 reverse split, and subject to appropriate further adjustment in the event of future stock splits or similar events) of the Company’s common stock under the Company’s incentive stock option plan.  Mr. Hal Lieberman, who will not only serve as a director, but also as Audit Committee Chairman, is entitled to annual compensation of $30,000 and is eligible to receive a stock option award for the purchase of up to 16,667 shares (subject to appropriate further adjustment in the event of future stock splits or similar events) of the Company’s common stock.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management and, based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE:

Jingang Wang (Chairman of the Compensation Committee)
Bing Li Laura Philips

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

All related person transactions are reviewed and, as appropriate, may be approved or ratified by the Board of Directors. If a Director is involved in the transaction, he or she may not participate in any review, approval or ratification of such transaction. Related person transactions are approved by the Board of Directors only if, based on all of the facts and circumstances, they are in, or not inconsistent with, our best interests and the best interests of our stockholders, as the Board of Directors determines in good faith. The Board of Directors takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Board of Directors may also impose such conditions as it deems necessary and appropriate on us or the related person in connection with the transaction.

In the case of a transaction presented to the Board of Directors for ratification, the Board of Directors may ratify the transaction or determine whether rescission of the transaction is appropriate.

CERTAIN RELATED PERSON TRANSACTIONS

Changchun Yongxin Dirui Medical Co., Ltd.

Changchun Yongxin Dirui Medical Co., Ltd. (“Yongxin”) and all of the shareholders of Yongxin entered into an amended acquisition agreement with the Company on June 15, 2007.  On November 16, 2007, Yongxin and the Company closed on the reverse acquisition under the agreement. In accordance with the agreement, the Company issued newly issued common stock and 5,000,000 shares of Series A Preferred Stock to the Yongxin shareholders or their designees, representing, immediately following closing, 70% of the total issued and outstanding shares of common stock of the Company, and acquired 80% of the shares of Yongxin. Yongxin is our 80%-owned subsidiary and has interlocking executive and director positions with us.  Mr. Yongxin Liu, the Chairman and Chief Executive Officer of the Company, is also the President of Yongxin.  Mr. Yongkui Liu, the Vice President of the Company, is also the Vice President of Yongxin.

Loans from Related Persons

As of December 1, 2005, the Company received unsecured loans from former Company officers including Mr. Aurangzeb Bhatti, of an aggregate US$184,662, which were interest free and due on demand.  Mr. Bhatti is the former Chief Executive Officer of our predecessor company, Digital Learning Management Corporation.

On January 25, 2008, Mr. Yongxin Liu, our Chief Executive Officer and Chairman, entered into a loan agreement with Changchun Yongxin Dirui Medical Co., Ltd., or Yongxin, our subsidiary in which we own 80% of its equity. The largest aggregate amount of principal under this loan was RMB 9,000,000 (equivalent US$1,320,300).  As of December 31, 2009, no principal amount has been paid.  The term of the loan is three years. The loan matures on January 24, 2011 and has no rate of interest.

As of the date of this proxy statement, there was no balance due to the sale of our e-learning business, through which we were able to transfer the liabilities associated with the e-learning business to the buyer, including the loans from these former Company officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock of the Company. Officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission to furnish the Company with copies of all section 16(a) reports they file.  Based solely on our review of the Section 16 filings furnished to us, Yongkui Liu and Yongxin Liu filed delinquent Form 4 reports on January 5, 2010 for transactions that occurred on December 16, 2009, Yongxin Liu, Yongkui Liu, Misala Holdings Inc., Boom Day Investments Ltd. and Yongmei Wang filed delinquent Form 3 reports on March 12, 2010 for transactions that occurred on November 16, 2007, and Ning Liu filed a delinquent Form 3 report on March 11, 2010 for a transaction that occurred on November 16, 2007.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal under Rule 14a-8 of the Securities Exchange Act (“Rule 14a-8”) for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is May 3, 2011.  However, if the Company schedules its 2011 Annual Meeting of Stockholders earlier than August 23, 2011, or later than October 23, 2011, then the deadline for stockholder proposals will be a reasonable time before the Company begins to print and send its proxy materials to stockholders.   The Company reserves the right to exclude stockholder proposals pursuant to SEC rules, or if untimely.  Stockholders continuously holding at least 1% or $2,000 in market value of the issued and outstanding shares of a class of our securities for at least one year are eligible to submit proposals or may nominate director candidates.  If a stockholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information requested by the nominating committee concerning such candidate must be furnished to the nominating committee within a reasonable time prior to the above deadline for stockholder proposals.

Any proposal should be addressed to Harry Zhang, Chief Financial Officer, China Yongxin Pharmaceuticals Inc., 927 Canada Court, City of Industry, California 91748 and should be sent by certified mail, return receipt requested.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to China Yongxin Pharmaceuticals Inc., Attn: Harry Zhang, Chief Financial Officer, 927 Canada Court, City of Industry, California 91748. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. The SEC maintains an Internet world wide web site that provides access, without charge, to reports, proxy statements and other information about issuers, like China Yongxin, who file electronically with the SEC. The address of that site is http://www.sec.gov.

You also may obtain copies of these materials by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Room 1580 Washington, D.C, 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at l-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

Public Reference Room
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You can also obtain, without charge, reports, proxy statements and other information, including without limitation, any information we may incorporate by reference herein, about the Company, by contacting: China Yongxin Pharmaceuticals Inc., 927 Canada Court, City of Industry, California, Attn: Corporate Secretary, telephone: (626) 581-9098.

OTHER MATTERS

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and our quarterly report on Form 10-Q for the quarter ended June 30, 2010, including financial statements, accompany this proxy statement. We are incorporating by reference from this Annual Report the financial statements and supplementary data, the management discussion and analysis of financial condition and results of operation and quantitative and qualitative disclosures about market risk for the period discussed in the Annual Report.  We are also incorporating by reference from our quarterly report on Form 10-Q filed on August 16, 2010, the financial statements and supplementary data, the management discussion and analysis of financial condition and results of operation and quantitative and qualitative disclosures about market risk for the six months ended June 30, 2010.

September __, 2010	By Order of the Board of Directors
Yongxin Liu, Chief Executive Officer

CHINA YONGXIN PHARMACEUTICALS INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

September __, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints  Yongxin Liu and Harry Zhang, and each of them, with full power of substitution, to vote, as a holder of the Common Stock, par value $0.001 per share (“Common Stock”), and Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), of China Yongxin Pharmaceuticals, Inc., a Delaware corporation (the “Company”), all the shares of Common Stock and Series A Preferred Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held at China Yongxin Pharmaceuticals, Inc., 927 Canada Court, City of Industry, California, on September 23, 2010 at 10:00 a.m. PST, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends the vote FOR the election of the nominees for Directors named below and proposals 2 and 3.

1.	Election of Directors:(i) Yongxin Liu, (ii) Harry Zhang, (iii) Ning Liu, (iv) Hal Lieberman, (v) Laura Philips, (vi) Jingang Wang, and (vii) Bing Li.

FOR all Nominees ☐ WITHHOLD for all Nominees ☐

If you do not wish your shares voted FOR a nominee, draw a line through that person’s name above.

2.             Proposal to approve and ratify 2010 Equity Incentive Plan, as amended.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.            Proposal to ratify the appointment of the independent auditors.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.            In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

1

BACK OF CARD

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS AND “FOR” PROPOSALS 2 and 3 AS DESCRIBED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder’s attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

(Please sign exactly as the name appears below. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)

Dated:
Signature

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature, if held by joint owners

2

APPENDIX A

COMPENSATION COMMITTEE CHARTER
OF THE BOARD OF DIRECTORS OF
CHINA YONGXIN PHARMACEUTICALS INC.

March 3, 2010

Responsibilities

The Compensation Committee of the Board of Directors (the “Board”) of China Yongxin Pharmaceuticals Inc. (the “Company”) will be responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers, the Company’s general employee compensation, and other policies, providing assistance and recommendations with respect to the compensation policies and practices of the Company.

In particular, the Compensation Committee will:

•
On an annual basis, without the participation of the Chief Executive Officer, (i) review and approve the corporate goals and objectives with respect to compensation for the Chief Executive Officer, (ii) evaluate the Chief Executive Officer’s performance in light of the established goals and objectives, and (iii) set the Chief Executive Officer’s annual compensation, including salary, bonus, incentive, and equity compensation.

•
On an annual basis, review and approve (i) the evaluation process and compensation structure for the Company’s other senior executives, and (ii) the Chief Executive Officer’s evaluation of the performance and his recommendations concerning the annual compensation, including salary, bonus, incentive, and equity compensation, of other executive officers, and (iii) the recruitment, retention, and severance programs for the Company’s senior executives, and (iv) review the compensation structure for the Board.

•	As appropriate, make recommendations to the Board with respect to executive incentive compensation plans and equity-based compensation.

•	Assist the Board in developing and evaluating potential candidates for senior officer positions, including the Chief Executive Officer, and oversee the development of executive succession plans.

•	Review an annual report on executive compensation for inclusion in the Company’s proxy statement.

Compensation Committee Composition

The Compensation Committee shall be comprised of that number of such number of directors as the Board appoints.  The Compensation Committee’s chairperson shall be designated by the full Board, provided however, if the Board of Directors does not do so within 75 days after the Annual Stockholder Meeting in a given year, if the chairperson remains on the board as a successor director he or she shall continue as chairperson; and if the former chairperson is no longer on the Board of Directors, then the Compensation Committee members shall elect the chairperson by vote of a majority of the Compensation Committee.

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Policies and Procedures

In carrying out its responsibilities, the Compensation Committee believes its policies and procedures should remain flexible in order to be able to best react to changing conditions, and to help ensure that the corporate accounting and reporting practices of the Company meet or exceed all applicable legal and business standards.  However, the Compensation Committee will:

•	Investigate any matter brought to its attention within the scope of its duties.

•	Obtain the approval of the full Board of this Charter and review and reassess this Charter at least annually or as conditions dictate.

•	Meet in an executive session at least annually near the end of the Company’s fiscal year, and more frequently as circumstances dictate.

•	Be governed by majority vote of its members.

•	Report its actions and any recommendations to the Board after each Compensation Committee meeting and review its performance as a committee on an annual basis.

The Compensation Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors such as consultants and shall determine the extent of funding necessary for the payment of compensation to such persons.

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APPENDIX B

CHINA YONGXIN PHARMACEUTICALS INC.

2010 EQUITY INCENTIVE PLAN

1.  Purpose of the Plan.

This 2010 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to China Yongxin Pharmaceuticals Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

The Plan permits the grant of Options, Restricted Stock and other stock or cash awards (individually or collectively, “Award”) as the Committee or Board may determine. It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.” “Restricted Stock” means shares of common stock of the Company issued pursuant to an Award of Restricted Stock under Section 6 of the Plan, or issued pursuant to the early exercise of an Option.

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.  Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 7 hereof, shall have full power and authority to designate recipients of Awards and to determine the terms and conditions of the Award agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Awards granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Awards. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.  Eligibility.

The persons eligible for participation in the Plan as recipients of Options, Restricted Stock and such other cash or stock awards as the Committee determines may be granted  (the “Optionees” or the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Award hereunder may be granted an additional Award or Awards, if the Committee shall so determine.

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4.  Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 250,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Awards granted under the Plan to any individual in any calendar year shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Award expire or be canceled prior to its exercise or should the number of shares of Stock to be delivered upon the exercise of an Award be reduced for any reason, the shares of Stock theretofore subject to such Award may be subject to future Awards under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.  Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)  Option Price.

(i)  The purchase price of each share of Stock purchasable under an Incentive Option shall be no less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall be no less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below.

(ii)  “Fair Market Value” means the closing price on the final trading day immediately prior to the grant of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

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(b)  Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)  Exercisability. Subject to Section 5(j) hereof, Options shall vest and become exercisable as to one-twelfth (1/12) of the total number of shares subject to the Option every three months following the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

(d)  Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)  Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his or her lifetime or after his or her death by the person or persons entitled thereto under his or her will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

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(f)  Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)  Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(h)  Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

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(i)  Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(I)   In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(II)   In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

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(A)  the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)  a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)  the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j)  Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.  Restricted Stock.

(a)  Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to Participants in such amounts as the Committee, in its sole discretion, will determine.

(b)  Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the period during which the transfer of Restricted Stock is subject to restrictions, and therefore, subject to a substantial risk of forfeiture (“Period of Restriction), the amount of Stock granted, and such other terms and conditions as the Committee, in its sole discretion, will determine.  Unless the Committee determines otherwise, Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed.

(c)  Transferability.  Except as provided in this Section 8, Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)  Other Restrictions.  The Committee, in its sole discretion, may impose such other restrictions on the Restricted Stock as it may deem advisable or appropriate.

(e)  Removal of Restrictions.  Except as otherwise provided in this Section 8, Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction.  The Committee, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

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(f)  Voting Rights.  During the Period of Restriction, Participants holding Restricted Stock granted hereunder may exercise full voting rights with respect to such Restricted Stock, unless the Committee determines otherwise.

(g)  Dividends and Other Distributions.  During the Period of Restriction, Participants holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock unless otherwise provided in the Award Agreement.  If any such dividends or distributions are paid in Stock, the Stock will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(h)  Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

7.  Term of Plan.

No Award shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Awards theretofore granted may extend beyond that date.

8.  Capital Change of the Company.

(a)  Adjustment.  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee, in order to prevent diminution or enlargement  of the benefits or potential benefits intended to be made available under the Plan, shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and price of shares subject to outstanding Awards granted under the Plan, to the end that after such event each Participant’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

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(b)  Change in Control.  In the event of a Change in Control, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation (the “Successor Corporation”).  Irrespective of whether each Award is assumed or replaced, each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of the Change of Control transaction, for all of the shares at the time represented by such Award, provided that the Optionee’s continuous employment or service with the Company has not terminated prior to such date.    In addition, if the Successor Corporation refuses to assume or substitute an Option in the event of a Change in Control, the Committee will notify the Participant in writing or electronically that the Option will be fully vested and exercisable for the term of the Option, and the Option will terminate upon the expiration of such period.  For the purposes of this subsection (b), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Committee may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Participant, a “Change in Control” shall be deemed to have occurred if:

(I) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(II) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(III) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(IV) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

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Notwithstanding the foregoing, (a) if the term “Change in Control” is defined in an employment agreement between the Company and the relevant Participant, then, with respect to such Participant, Change in Control shall have the meaning ascribed to it in such employment agreement; and (b) for purposes of this Plan, a Change in Control shall not be deemed to have occurred by reason of any alteration of the Entrustment Agreement dated May 17, 2010 or other similar variable interest entity (VIE) or control agreements of the Company and its subsidiaries, so long as the Company’s subsidiary Changchun Yongxin Dirui Medical Co., Ltd. remains the beneficial owner of the business and assets of Jilin Province Yongxin Chain Drugstore Ltd., Tianjin Jingyongxin Chain Drugstore Ltd., Baishan Caoantang Chain Drugstore Ltd., and their respective successors.

For purposes of this Section 8(b), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

9.  Purchase for Investment/Conditions.

Unless the Awards and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Awards under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on Awards as shall be determined by the Committee at the time of award.

10.  Taxes.

(a)  The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Awards granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)  If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11. Effective Date of Plan.

The Plan shall be effective on June 28, 2010; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than June 28, 2011, and further, that in the event certain Award grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

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12.  Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Award theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)  materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b)  materially increase the benefits accruing to the Participants under the Plan;

(c)  materially modify the requirements as to eligibility for participation in the Plan;

(d)  decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)  extend the term of any Option beyond that provided for in Section 5(b).

(f)  except as otherwise provided in Section 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent. Notwithstanding the previous sentence, the Committee may not modify or amend an Option to reduce the exercise price of such Option after it has been granted (except for adjustments made pursuant to section 8), and neither may the Committee cancel any outstanding Option and immediately replace it with a new Option with a lower exercise price.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.  Government Regulations.

The Plan, and the grant of Awards and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Awards shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

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14.  General Provisions.

(a)  Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)  Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)  Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)  Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

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15.  Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.  Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

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